Exhibit 10.42

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

Control No. 4950899

BUTADIENE SALES CONTRACT

Dated: September 11, 1999

1. PARTIES.

Shell:	SHELL CHEMICAL COMPANY, for itself and as agent for Shell Oil Company (“Seller”), P.O. Box 2463, Houston, TX 77252-2463, Facsimile no. 713-241-6465.

Buyer:	SHELL ELASTOMERS LLC, 910 Louisiana, Houston, TX 77002, Facsimile no. 713-241-1308.

2. PRODUCT. Butadiene meeting Specifications shown in attached Exhibit A.

During the Contract period, Buyer will purchase the following quantities of Product:

CONTRACT YEAR	100% requirements of Buyer, ESTIMATED ANNUAL QUANTITY	FOB POINT
1999	[***] [Confidential Treatment Required]	On consignment, See Art. 6.

2.1 PRODUCT QUALITY.

Butadiene, (hereinafter referred to as “Product”) supplied and maintained on consignment at Belpre in accordance with Article 6, and will be in accordance with specifications set forth in Exhibit A. Seller will facsimile to the Buyer prior to each shipment a Certificate of Analysis (COA). Seller will provide Buyer six (6) months advanced notification if there is a change in the manufacturing process that will affect the material specifications of Product provided to the Buyer. Product produced by Seller in different plants is viewed as coming from different supply sources and requires separate qualification. Product to be shipped for the Seller from third parties must be from a third party qualified by the Buyer based on Buyer’s criteria as specified in Exhibit D. Each such shipment requires Buyer’s separate qualification prior to shipment.

Seller must obtain approval prior to shipment of any material that does not meet Buyer’s specifications. In the event that Seller delivers Product failing to comply with the specifications set out in Exhibit A, Buyer will be entitled at its option to i) require Seller to replace such defective Product at a price not to exceed the invoice value or ii) to reimburse the invoice value of the defective Product. Seller will provide normal and customary technical support regarding material specification and material property issues e.g. technical support for popcorn polymer issues.

If Buyer has cause to complain that the quality of Product delivered to it pursuant to the Contract does not comply with the specification set out in Exhibit A, Buyer will give written notice specifying the nature of its complaint and the parties will promptly meet so as to resolve that complaint. In absence of any agreement to resolve the complaint the parties will appoint at their joint cost a mutually acceptable independent surveyor to examine whether the quality of Product as delivered complied with the specifications set forth in Exhibit A. In the absence of any written notice from Buyer to Seller within 30 days after delivery of the Product, the Product shall be deemed to have been delivered and accepted by Buyer in a satisfactory condition and in all respects in accordance with the specifications and Seller shall have no liability to Buyer with respect to that delivery.

3. PERIOD.

The period of this Sales Contract will begin on July 1, 1999 and end on December 31, 2005, but will continue thereafter, subject to termination effective on such ending date, or at any subsequent time, by either Party giving the other at least twelve (12) months’ prior written notice at any time for any reason, provided that such termination will not take effect before December 31, 2005.

4. PRICE.

The butadiene monomer price will be based on the schedule in Exhibit B.

4.1 COMPETITIVE OFFERS.

If Buyer gives satisfactory evidence that it can purchase a minimum supply [***]  [Confidential Treatment Required] lbs during a 1 year period, of product of like quality and quantity produced in the United States (including its territories or possessions) at a lower price and under terms and conditions similar to those of this Contract and Seller elects not to meet the lower price, all quantities actually purchased by Buyer at the lower price will be deducted from the applicable remaining quantity obligation. If Seller elects to meet the lower price, Seller may withdraw its lower price on notice or immediately upon termination of the competitive lower price. If Seller is prevented by law, regulation or governmental action from increasing or continuing any price already in effect under this Contract, Seller may terminate this Contract on thirty (30) days notice.

4.2 Logistics and Freight. Freight Terms are FOB Belpre Barge Freight prepaid and delivered. Freight charged to Buyer will be invoiced [***]  [Confidential Treatment Required] per net pound shipped for all quantities shipped on the Kraton 1, 2 and 3 barges. Changes to logistics charges will be limited to only those resulting from changes incurred by Shell Chemical Company under its Marine Affreightment-Butadiene Barging contract. Presently the Kraton 1, 2 and 3 barges are being used. In case any investment for any other barges is needed, Seller after agreement with Buyer will be entitled to change freight charge to accommodate an equivalent capital charge.

If barges owned by third parties are used Buyer will be charged the actual charges incurred for rental, towing and cleaning of such barges.

4.3 TAX.

Any tax (other than on income), duty or other governmental charge now or hereafter imposed on the Product or on any raw material used in manufacturing the Product (or on Seller, or required to be paid or collected by Seller, by reason of the manufacture, transportation, sale or use of such Product or raw material) will be paid by Buyer in addition to the price.

4.4. RIGHT TO AUDIT. Buyer, at his cost, upon thirty (30) days prior written notice to Seller, may audit via an independent third party to be agreed upon by Seller and Buyer, the pertinent books and records of Seller when reasonably necessary to verify the basis for the price mechanism. Seller shall keep the pertinent books and records necessary to verify the basis for the price mechanism for a period of three years from the date of each order under this Contract.

5. QUANTITY NOMINATIONS/LIMITATIONS

5.1 Scheduling and planning

The volume of Product shall be agreed to annually between Seller and Buyer, by October 1 of the previous year (Agreed Volume).

5.2 Five year production estimate

Buyer shall advise Seller by October 1 of each year of its best estimate of the annual requirements of Product in the nearest following 5 years.

5.3 Three month rolling forecast

Subject to Clauses 5.1 and 5.2 Buyer will indicate to Seller in writing its monthly requirement on the basis of a rolling three months program. This program will be revised and updated on a monthly basis and will be made available to Seller latest five working days before the beginning of the first month on the three months program. Seller will take all reasonable efforts to supply Product based on Buyer’s forecast.

6. SUPPLIER MANAGED INVENTORY AGREEMENT FOR BUTADIENE, hereinafter referred to as “Consigned Product”.

A. SHIPMENTS - TITLE. Notwithstanding any provisions of this Contract to the contrary, shipments of Consigned Product will be made by Seller on consignment into Buyer’s storage at its facilities at Belpre, Ohio and Seller’s quantity determination will govern unless proven in error. Should the quantity determination by Buyer after receipt differ by an amount greater than one-half of one percent (0.5%) versus the quantity indicated on Seller’s bill of lading, it is Buyer’s responsibility to petition Seller for adjustment in writing within thirty (30) days of receipt. Buyer will ensure the prompt unloading of each shipment of Consigned Product and will be responsible for any demurrage or detention charges. Seller will retain title to all Consigned Product until any of the following occurs, at which time Buyer will be deemed to have purchased the Consigned Product involved:

1.	Buyer withdraws it from storage;

2.	the Consigned Product is lost, destroyed or damaged for any cause while in Buyer’s custody, regardless of fault, effective the date of such loss, destruction or damage; or

3.	a period of 120 consecutive days elapses during which no withdrawals of Consigned Product are made by Buyer (in which case all remaining Consigned Product in storage at Buyer’s location will be deemed purchased by Buyer).

Seller agrees to maintain a minimum [***] [Confidential Treatment Required] Consigned Product as “Safety

Stock”. Seller and Buyer will meet twice a year to discuss the Supplier’s performance of the Supplier Managed Inventory Program (SMI). During these discussions the Seller and Buyer will discuss and revise the safety stock volume if required with the aim to achieve reliability and cost efficiency. Actual stock level can fall below safety tock level, provided an urgent plan is in place to bring the inventory back to a level at or in excess of agreed safety stock. Decisions to increase or decrease the safety stock volume requirement will not to be unreasonably withheld or delayed.

Buyer agrees that all costs of maintaining and protecting Consigned Product in Buyer’s storage facilities, including but not limited to insurance, handling and storage, will be borne by Buyer, and that Consigned Product will be adequately insured against theft, fire or other loss or damage with Seller named as an additional insured in the appropriate policies. Buyer agrees to maintain all storage facilities for Consigned Product in a safe, environmentally sound manner. All operational aspects of the storage facilities for Consigned Product are managed and undertaken by the Buyer. Buyer agrees to furnish Seller with evidence of such insurance satisfactory to Seller.

B. STORAGE REQUIREMENTS. Buyer agrees to permit physical inspection of the storage location and product handling facilities by Seller’s representative or agents prior to the first consignment shipment. Seller has the right, upon reasonable notice, to verify the quantity and quality of Consigned Product hereunder

C. FINANCING STATEMENT. Upon request by Seller, Buyer will execute and return to Seller for Seller’s filing, a Uniform Commercial Code Financing Statement - Form UCC-1, for all Consigned Product delivered hereunder.

D. REPORTS. On the first work day of each calendar month, Seller will ascertain withdrawals of all Consigned Product during the previous month via the Lotus Notes tool, SIMON. Buyer will pay for the amount of Consigned Product used or otherwise deemed purchased during the past calendar month as found on the “Reconciliation” screen and in the cumulative “Calculated” column for the past calendar month.

Buyer is responsible for keeping SIMON accurate by recording complete information as to all receipts, withdrawals and handling of Consigned Product. Buyer will provide a physical inventory quantity on a monthly basis and record in SIMON. Since SIMON data will also serve as the basis for invoice quantities (i.e., the quantity that the Buyer is obligated to pay upon), Seller will maintain the responsibility of verifying the inventory activity and will notify Buyer of exceptions or rejection of data reported on the “Reconciliation” screen no later than the following working day, following the Month End Accounting Closing Date, defined as the last day each calendar month. Upon prior reasonable notice, Seller will have the right to verify SIMON data at any time during Buyer’s normal business hours by physical inspection of Buyer’s Consigned Product inventory or to require any or all of Buyer’s monthly reports to be certified by a responsible officer of Buyer.

E. PAYMENT - TERMS. Payment is due in Seller’s bank or financial institution via EFT-CTX (Electronic Funds Transfer or Drafting) [***]  [Confidential Treatment Required] from Month End Accounting Closing Date. Any quantity of Consigned Product in Buyer’s custody at termination of this Contract which has not previously been purchased by Buyer will be considered to have been purchased by Buyer at the price then in effect on that termination date except where Seller elects to have the Consigned

Product returned to it, having Buyer load the same into railcar or truck at Buyer’s facilities at Buyer’s expense. Seller will bear the transportation costs for any such returned Consigned Product from Buyer’s facility to Seller’s destination.

F. WEBSITE ACCESS AND USE. Seller shall maintain a website (the “Website”) which will provide Buyer access to the Internet Lotus Notes website tool SIMON. Seller hereby grants to Buyer a nonexclusive, nontransferable, and revocable license to use SIMON at the Website for Buyer’s own internal use. Buyer may make reports, data, and print any output of SIMON. Any other rights not expressly granted to Buyer are reserved to Seller.

Access to the Website and use of the Software requires concomitant use of an Internet browser commercially available by third parties and access to the Internet. Buyer shall bear all responsibility for obtaining the necessary rights for use and installation thereof.

SELLER REPRESENTS AND WARRANTS ONLY THAT IT HAS THE RIGHT TO MAKE THE GRANTS SET FORTH ABOVE BUT MAKES NO REPRESENTATIONS, EXTENDS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, AND ASSUMES NO RESPONSIBILITIES WHATSOEVER WITH RESPECT TO THE PERFORMANCE, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE WEBSITE OR SOFTWARE OR ANY INFORMATION CONTAINED THEREIN. THE SOFTWARE AND ANY ASSOCIATED SERVICES (e.g., INSTALLATION AND UPGRADING OF THE SOFTWARE) ARE PROVIDED TO BUYER HEREUNDER ON AN “AS IS” BASIS WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO ANY WARRANTY CONCERNING THE RESULTS OR EFFECTS OBTAINED THROUGH THE USE OF THE SOFTWARE OR THAT IT WAS FIT FOR ANY USE INTENDED, OR CAN BE USED WITHOUT INFRINGING THE PATENT RIGHTS, COPYRIGHTS, OR OTHER INTELLECTUAL PROPERTY OF THIRD PARTIES. IN NO EVENT SHALL SELLER BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL OR OTHER CONSEQUENTIAL DAMAGES RESULTING IN ANY WAY FROM ANY USE OF THE WEBSITE OR THE SOFTWARE, INCLUDING, WITHOUT LIMITATION, LOSS PROFITS, BUSINESS INTERRUPTION, LOSS OF PROGRAMS OR OTHER DATA ON BUYER’S INFORMATION HANDLING SYSTEM OR OTHERWISE, EVEN IF SELLER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

Seller shall not be responsible for, and shall have no obligation to Buyer with respect to, any claim by any other person arising from, or attributable to, Buyer’s use of the Website or SIMON.

Seller’s cumulative liability to Buyer for any claims arising from, or in any way related to, this Agreement, the Website or date contained thereon, or Simon or data contained therein, whether based on contract, tort, warranty, strict liability or other form of action, shall not exceed the total amount of any license fee(s) paid by Buyer to Seller hereunder. This limitation of liability is intended to apply without regard to whether other provisions of this Agreement have been breached or have proven ineffective. Seller shall have no liability for loss of data or documentation, it being understood that Buyer is responsible for reasonable backup precautions.

Shipments of Products hereunder will be in accordance with the schedules mutually agreeable to both Parties with all reasonable efforts made to ship and receive Product at as even a rate over each year as practicable.

7. WARRANTIES.

Seller warrants that each Product will meet specifications designated as such in this Contract or in Shell’s applicable publications. Shell warrants that it will comply with all applicable laws and governmental rules, regulations and orders. SHELL MAKES NO OTHER WARRANTIES, WHETHER OF MERCHANTABILITY, FITNESS FOR USE OR OTHERWISE, AND NONE WILL BE IMPLIED.

8. EXCUSES FOR NONPERFORMANCE.

Either Seller or Buyer will be excused from the obligations of this Contract to the extent that performance is delayed or prevented by any circumstance (except financial) reasonably beyond its control or by fire, explosion, mechanical breakdown, strikes or other labor trouble, plant breakdown, unavailability of or interference with the usual means of transporting the Product or compliance with any law, regulation, order, recommendation or request of any governmental authority. In addition, Seller will be so excused in the event it is unable to acquire from its usual sources and on terms it deems to be reasonable, any material necessary for manufacturing the Product. If, because of such circumstances, there should be a shortage of Product from any of Seller’s sources, Shell will not be obligated to purchase Product in order to perform this Contract and may apportion its available Product among all its customers and its own internal uses in such manner is Seller finds fair and reasonable; provided, however, that Seller will not be obligated to apportion or otherwise make available to Buyer Product which Shell obtains by purchase or exchange for their own internal uses. Quantities of Product consequently not shipped will be deducted from the applicable remaining quantity obligation unless the Parties agree otherwise.

9. SAFETY AND HEALTH COMMUNICATIONS.

Seller will furnish to Buyer Material Safety Data Sheets which include health, safety and other hazard communication information on Product consistent with the Occupational Safety and Health Administration’s Hazard Communications Standard. Seller will also furnish other health or safety information as available. Buyer will disseminate appropriate health and safety information to all persons Buyer foresees may be exposed to Product (including but not limited to Buyer’s employees, contractors and customers). If Product is further processed, mixed or incorporated into another product, Buyer will likewise disseminate appropriate health and safety information to all persons Buyer foresees may be exposed.

10. LIABILITIES - CLAIMS - INDEMNIFICATION. Buyer will indemnify Shell against any liability (whether strict or otherwise) for any claim, loss or expense an account of any injury, disease or death of persons (including Buyer’s employees) or damage to property (including Buyer’s) arising out of:

A. Buyer’s unloading, storage, handling, sale or use of the Product (except to the extent caused by Seller’s negligence);

and/or

B. Any failure by Buyer to disseminate safety and health information as provided in Article 8, SAFETY AND HEALTH COMMUNICATIONS;

and these indemnity obligations of Buyer will survive termination of this Contract. Shell or Buyer will not have any liability to the others for any claim (except for indebtedness of Buyer to Seller, or Buyer’s failure to perform its purchase obligations hereunder) arising out of or in connection with this Contract unless claimant gives the other Party notice of the claim, setting forth fully the facts on which it is based, within ninety (90) days of the date such facts were discovered or reasonably should have been discovered. Shell’s liability for defective or nonconforming Product, whether or not based on negligence, will not exceed the purchase price of the Product involved in the claim. Seller will indemnify Buyer for any claim, loss or other expense to the extent of Seller’s negligence in the handling or manufacture of the product, except to the extent caused by Buyer’s negligence. NO PARTY WILL BE LIABLE FOR ANY SPECIAL, INCIDENTAL,

Product returned to it, having Buyer load the same into railcar or truck at Buyer’s facilities at Buyer’s expense. Seller will bear the transportation costs for any such returned Consigned Product from Buyer’s facility to Seller’s destination.

F. WEBSITE ACCESS AND USE. Seller shall maintain a website (the “Website”) which will provide Buyer access to the Internet Lotus Notes website tool SIMON. Seller hereby grants to Buyer a nonexclusive, nontransferable, and revocable license to use SIMON at the Website for Buyer’s own internal use. Buyer may make reports, data, and print any output of SIMON. Any other rights not expressly granted to Buyer are reserved to Seller.

Access to the Website and use of the Software requires concomitant use of an Internet browser commercially available by third parties and access to the Internet. Buyer shall bear all responsibility for obtaining the necessary rights for use and installation thereof.

SELLER REPRESENTS AND WARRANTS ONLY THAT IT HAS THE RIGHT TO MAKE THE GRANTS SET FORTH ABOVE BUT MAKES NO REPRESENTATIONS, EXTENDS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, AND ASSUMES NO RESPONSIBILITIES WHATSOEVER WITH RESPECT TO THE PERFORMANCE, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE WEBSITE OR SOFTWARE OR ANY INFORMATION CONTAINED THEREIN. THE SOFTWARE AND ANY ASSOCIATED SERVICES (e.g., INSTALLATION AND UPGRADING OF THE SOFTWARE) ARE PROVIDED TO BUYER HEREUNDER ON AN “AS IS” BASIS WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO ANY WARRANTY CONCERNING THE RESULTS OR EFFECTS OBTAINED THROUGH THE USE OF THE SOFTWARE OR THAT IT WAS FIT FOR ANY USE INTENDED, OR CAN BE USED WITHOUT INFRINGING THE PATENT RIGHTS, COPYRIGHTS OR OTHER INTELLECTUAL PROPERTY OF THIRD PARTIES. IN NO EVENT SHALL SELLER BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL OR OTHER CONSEQUENTIAL DAMAGES RESULTING IN ANY WAY FROM ANY USE OF THE WEBSITE OR THE SOFTWARE, INCLUDING, WITHOUT LIMITATION, LOSS PROFITS, BUSINESS INTERRUPTION, LOSS OF PROGRAMS OR OTHER DATA ON BUYER’S INFORMATION HANDLING SYSTEM OR OTHERWISE, EVEN IF SELLER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

Seller shall not be responsible for, and shall have no obligation to Buyer with respect to, any claim by any other person arising from, or attributable to, Buyer’s use of the Website or SIMON.

Seller’s cumulative liability to Buyer for any claims arising from, or in any way related to, this Agreement, the Website or date contained thereon, or Simon or data contained therein, whether based on contract, tort, warranty, strict liability or other form of action, shall not exceed the total amount of any license fee(s) paid by Buyer to Seller hereunder. This limitation of liability is intended to apply without regard to whether other provisions of this Agreement have been breached or have proven ineffective. Seller shall have no liability for loss of data or documentation, it being understood that Buyer is responsible for reasonable backup precautions.

Shipments of Products hereunder will be in accordance with the schedules mutually agreeable to both Parties with all reasonable efforts made to ship and receive Product at as even a rate over CONSEQUENTIAL OR PUNITIVE DAMAGES.

11. REMEDIES

If Buyer fails to pay any indebtedness to Seller in accordance with the terms for such indebtedness (whether or not under this Contract), Seller may, in addition to any other remedies, suspend shipments, change terms of payment or terminate this Contract by notice to Buyer. Buyer’s obligation to perform will not be limited by any previous waiver by Seller. In the event that Buyer breaches any term or condition of this Contract, Buyer shall reimburse Shell for all costs and expenses related to Shell’s pursuit of payment for any claim in any way arising from such breach, including but not limited to reasonable attorneys’ fees.

12. NOTICES.

Notice by either Shell or Buyer will be made only by facsimile or similar electronic transmission, effective at the time sent to the number set out in Article 1, PARTIES, with confirmation, or by letter or telegram addressed to the other Party at its address in Article 1 and will be considered given as of the time it is sent by facsimile transmission or deposited with the U.S. Postal Service or the telegraph company, postage or charges prepaid.

13. ASSIGNABILITY. The Buyer shall be entitled to assign this Agreement to any Affiliate that acquires all or substantially all of its property, without the prior written consent thereto of the Seller. Any assignment of the Agreement by the Buyer to a third party will require the consent of the Seller, such consent not to be unreasonably withheld or delayed.

Seller shall be entitled to assign this Agreement to any Affiliate or third party without the prior written consent thereto of the Buyer.

“Affiliate” means in relation to Shell, N.V. Koninklijke Nederlandsche Petroleum Maatschappij, The “Shell” Transport and Trading Company, p.l.c. (together the “Parent Companies”) or any entity other than the Parties which is directly or indirectly affiliated with either or both of the Parent Companies. In relation to the Buyer, “Affiliate” means any entity which is directly or indirectly affiliated with Buyer.

In relation to any third party successors of the Parties, “Affiliate” means any entity which is directly or indirectly affiliated with that Third Party successor.

For the purposes of this definition, a particular entity is:

(i)	directly affiliated with another entity or entities if the latter hold(s) or otherwise control(s) by proxy or agreement shares or other ownership interests carrying fifty percent (50%) or more of the votes exercisable at a general shareholders meeting (or its equivalent) of the entity in question; and

(ii)	indirectly affiliated with an entity or entities (the “parent or parents”) if a series of entities can be specified, beginning with their parent or parents and ending with the particular entity, so related that each entity or entities in the series, except the parent or parents, is directly affiliated with one or more of the entities earlier in the series;

14. GOVERNING LAW.

THIS CONTRACT WILL BE INTERPRETED AND THE RIGHTS, OBLIGATIONS AND LIABILITIES OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

ENTIRETY AND RELEASE.

This Contract, as of the beginning date of its Period, contains the complete and exclusive agreement of Shell and Buyer concerning the Product identified in Article 2, PRODUCT, merges and supersedes all prior understandings and representations (oral or written) and terminates all prior contracts between Shell and

Buyer concerning the same product. Except for any indebtedness or indemnity obligation of Buyer to Shell, each Party releases the other from all claims arising in connection with any such prior contract. Neither this Contract nor any agreement supplementing or amending this Contract (including any purchase order or other document issued by Buyer) will be binding unless signed by the Parties, and performance prior to such execution will not constitute a waiver of this requirement.

EFFECTIVE ONLY if signed by Buyer and returned within thirty (30) days of the contract date, and then signed by Seller. Any shipment of Product made during the period of this Contract, but prior to execution, will be deemed to have been made under the terms hereof.

SHELL ELASTOMERS LLC		SHELL CHEMICAL COMPANY

By	/s/ Illegible	By	/s/ Illegible

Date	10-1-99	Date	4/13/00

Exhibit A

CUSTOMER PROPERTY REQUIREMENTS

SQR#:	5001
PRODUCT:	1,3-BUTADIENE	PRODUCT CODE:	***
CUSTOMER:	Belpre	EFFECTIVE DATE:	10/1/1999

SPECIFICATION PROPERTY (2)	UNIT OF MEASURE	MIN LIMITS	MAX LIMITS	TEST METHOD
***	ppmw		***	***
***	ppmw		***	***
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***	%w	***	***	***
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***	ppmw		***	***
***	%w		***	***
***	%v		***	***
***	ppmw		***	***
***	ppmw		***	***
***	ppmw		***	***
***	ppmw		***	***
***	ppmw	***	***	***
***	ppmw		***	***
***	ppmw		***	***

COA Comments: (1) these are guaranteed properties. (2) All analysis data are from shipping sphere, except for O2, which is from barges.

Internal Comments: Import product will be tested for all properties listed, including the guaranteed properties.

For customer service, including order placement call toll free: (1-800-872-7435)

Look for us on the Internet at: www.shellchemical.com

Warranty

All Products purchased from or supplied by Shell are subject to terms and conditions set out in the contract, order acknowledgement and/or bill of lading. Shell warrants only that its product will meet those specifications designated as such herein or in other publications. All other information including that herein, supplied by Shell is considered accurate but is furnished upon the express condition that the customer shall make its own assessment to determine the product’s suitability for a particular purpose. Shell makes no other warranty either expressed or implied, regarding such other information, the data upon which the same is based, or the results to be obtained from use thereof; that any products shall be merchantable or fit for any purpose; or that the use of such other information or product will not infringe any patent.

SHELL CHEMICAL COMPANY

P.O. Box 2453

Houston, Texas 77252

www.shellchemical.com

[***] [ Confidential Treatment Required]

Butadiene Material Cost Schedule

Exhibit B

	Bd contract price	% discount	net price	cpp discount
lower
***		***	***	***
higher

Bd Contract price shall be defined as the price as published in the CMAI C4 Market Report for that particular month.

[***]	[Confidential Treatment Required]

EXHIBIT C

BARGE DELIVERIES TO BUYER’S FACILITY

a.	Seller shall provide Buyer notification (via fax, radio,phone, e-mail) as deemed necessary by the Seller or when Buyer requests such information prior to arrival of the barge at Neales Fleet in Vania, WV.

b.	When the barge has arrived at Neales Fleet and is ready to discharge Butadiene, the barge operator shall give the Buyer notice of arrival and readiness by telegraph, radio or phone

c.	Buyer shall provide a discharging berth at Buyer’s Facility, free of wharfage or dockage charges, to

Which a barge may safely proceed, at which it may safely lie and from which it may safely depart.

d.	Laytime shall commence when notice of arrival is given and shall end when the cargo on the last barge has been discharged and all hoses are disconnected. Unless otherwise notified, allowed laytime permitted Buyer for discharging without charge shall be thirty six (36) hours per barge, or equal to the hours contained in marine contract with towing company, whichever is the lesser.

e.	If required, Seller shall provide a licensed offloading tankerman (selected and approved by the Buyer) to secure the shore offloading hoist to the barge, and the Seller shall bear the charges. Seller shall pay reasonable shifting and fleeting charges. If the offloading terminal requires tug standby during the offloading operation solely because the physical structure of the barge prevents the barge from being safely accommodated at the berth, any additional charges for this service shall be borne by Seller.

f.	The quantity and quality of Product shall be determined by an independent licensed inspector provided by Seller at loading port, and an independent license inspector provided by Buyer at discharge port. Inspection fees at load and discharge shall be shared equally by the Buyer and Seller.

EXHIBIT D

Approved suppliers list

Print Date: 1/13/1999

Active

[***]	[Confidential Treatment Required]

City:	***
State:	***
Zip:
Country:	***
FDA Certified:	***
TSCA Certified:	***
Regulatory Comments

Distributer(s)

Delivery
Pkg. Size:
Label:	Mark Hazardous Material (Carcinogen)
Delivery:	Barge
Storage
Shelf Life:	see MSDS
Condition:	see MSDS
Handling:	see MSDS

Property	Unit	Target / Typical	Specification	Analysis Method
***	ppm		***
***	ppm		***
***	ppm		***
***			***
***	ppm	***	***
***	wt.%	***	***
***	ppm	***	***
***	ppm	***	***
***	ppm	***	***
***	ppm		***
***	ppm		***
***	ppm		***
***	ppm		***
***	ppm		***
***	ppm		***
***	wt. %	***	***
***	vppm	***	***

[***]	[Confidential Treatment Required]

Print Date: 1/13/1999

Active

***	ppm		***
***	ppm	***	***
***	ppm	***	***
***	ppm	***	***
***	ppm	***	***
***	ppm		***
***	ppm	***	***
***	ppm	***	***

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Print Date: 1/13/1999

Active

[***]	[Confidential Treatment Required]

City:	Various Locations
State:
Zip:
Country:	Europe
FDA Certified:	N/A
TSCA Certified:	Yes
Regulatory Comments

Distributer(s)

Delivery
Pkg. Size:
Label:	Mark hazardous material (Carcinogen)
Delivery:	Barge; Tank Cars
Storage
Shelf Life:	See MSDS
Condition:	See MSDS
Handling:	See MSDS

Property	Unit	Target/Typical	Specification	Analysis Method
***	wppm		***	***
***	wppm		***	***
***	wppm		***	***
***	wppm		***	***
***	wppm		***	***
***	wt. %	***	***	***
***	wppm		***	***
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***	wppm		***	***
***	wppm		***	***
***	wppm		***	***
***	wppm		***	***
***	wppm		***	***
***	wppm		***	***
***	wt. %		***	***
***	%v		***	***
***	wppm		***	***

[***]	[Confidential Treatment Required]

Print Date: 1/13/1999

Active

***	wppm	***	***
***	wppm	***	***
***	wppm	***	***
***	wppm	***	***
***	wppm	***	***
***	wppm	***	***
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***	wppm	***	***

[***]	[Confidential Treatment Required]